John Hancock Investment Trust

Supplement dated June 1, 2015 to the current summary prospectus

John Hancock Large Cap Equity Fund (the fund)

Effective April 1, 2016, Walter T. McCormick will no longer serve as Portfolio Manager of the fund. Accordingly, all references to Walter T. McCormick as a portfolio manager to the fund will be removed from the summary prospectuses. Emory W. Sanders, Jr. and Johnathan White will continue as portfolio managers of the fund. Through March 31, 2016, Messrs. McCormick, Sanders, and White are jointly and primarily responsible for the day-to-day management of the fund, after which only Messrs. Sanders and White will be jointly and primarily responsible for the day-to-day management of the fund.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.